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                                                                   Exhibit 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30801 and 333-83269) of Sun Hydraulics Corporation of our report dated March 2, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Tampa, Florida
March 2, 2001